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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-16383                 95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               717 Texas Avenue
                  Suite 3100
                Houston, Texas                                      77002
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

         On June 5, 2006, David B. Gorte accepted the position of Senior Vice President and Chief Risk Officer with Cheniere Energy, Inc. (the "Company"). Mr. Gorte's employment is expected to begin on August 21, 2006. He is to be paid an annual base salary of $240,000 and is to receive a grant of 10,000 shares of restricted stock on the first business day of the month following his date of employment. He is also to be eligible to participate in the Company's annual cash and/or stock bonus awards and other benefits available to the Company's employees.

         A summary of the compensation for each of the Company's executive officers is attached hereto as Exhibit 10.1, which is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number      Description
-------     -----------

10.1        Summary of Compensation for Executive Officers (filed herewith)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CHENIERE ENERGY, INC.


Date:  June 9, 2006        By: /s/  Z.S. Kobiashvili
                               ---------------------------------------
                               Name:  Z.S. Kobiashvili
                               Title: Senior Vice President and General Counsel



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EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

10.1        Summary of Compensation for Executive Officers (filed herewith)